UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2015

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland	21117
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On January 15, 2015, Universal Security Instruments, Inc. (“USI”) and its wholly-owned subsidiary, USI Electric, Inc. (“USI Electric”), each entered into a Discount Factoring Agreement (the “Factoring Agreement”) with Merchant Factors Corp. (“Merchant”) dated January 6, 2015. The Factoring Agreement with Merchant replaces the Amended and Restated Factoring Agreement with The CIT Group/Commercial Services, Inc. (“CIT”) which was terminated effective on the same date.

Under the terms of the Factoring Agreement, Merchant will purchase USI’s and USI Electric’s eligible accounts receivable for the gross amount thereof less a commission of generally 0.75% per gross invoice amount, with a minimum commission of $24,000 per year. Furthermore, USI and USI Electric collectively may borrow, subject to Merchant’s discretion, on a revolving basis, up to the aggregate of (a) 80% of the value of USI’s and USI Electric’s total eligible accounts receivable purchased by Merchant, and (b) up to $1 million but in no event more than 50% of the value of USI’s and USI Electric’s total eligible inventory. The floating interest rate under the Factoring Agreement, on the uncollected factored accounts receivable is the prime rate plus 2.0% per annum. The obligations of USI and USI Electric to CIT under the Factoring Agreement are secured by all of the accounts receivable and inventory of USI and USI Electric. The term of the Factoring Agreement is for successive two-year terms unless Merchant terminates the Factoring Agreement at any time on 30 days’ advance notice or USI terminates the Factoring Agreement 60 days prior to the expiration of the then-current term (without penalty) or any other time (with an early termination penalty).

Item 1.02.	Termination of a Material Definitive Agreement.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.

10.1	Discount Factoring Agreement between the Registrant and Merchant Factors Corp., dated January 6, 2015 (substantially identical agreement entered into by USI’s wholly-owned subsidiary, USI Electric, Inc.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: January 16, 2015	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President

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